Community Trust Bancorp, Inc.


Community Trust Bank

"Community Banking . . .

Our Franchise"

NASDAQ: CTBI

www.ctbi.com

November 2006

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2005 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

Total Assets	$2.9 billion
Total Loans	$2.2 billion
Total Deposits*	$2.4 billion
Total Equity	$274.9 million
Total Market Capitalization on 10/31/2006	$581.1 million
Dividend Yield	2.76%
2006 EPS Consensus Forecast	$2.56
P/E 9/30/2006	14.4x
P/E 12/06 Consensus Forecast	15.0x

*Total Deposits include repurchase agreements.
Financial Data is as of September 30, 2006 unless otherwise noted.

Our Banking Franchise


Russell
Georgetown
Frankfort
Mount Sterling
Lexington
Harrodsburg
Richmond
Danville
Berea
Lebanon
Prestonsburg
Williamson
Hamlin
Summersville
Allen
Pikeville
Mount Vernon
Greensburg
Campbellsville
Hazard
Knott
Jenkins
Somerset
London
Columbia
Jamestown
Corbin
Williamsburg
Community Trust Bank Branch Office
Community Trust & Investment Office

- Headquartered in Pikeville, KY
- 74 banking locations throughout Eastern and Central KY
- 5 banking locations in Southern WV
- 5 trust offices across Kentucky

Community Trust Bancorp, Inc.

Market Analysis

Competitive Position

- Largest bank holding company domiciled in Kentucky
- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base- cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Community Trust Bancorp, Inc.

Organizational History
"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Organizational Structure


Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and
Investment Company
Lexington, Kentucky

- **Community Trust Bank, Inc.**
  - Regional market structure provides synergies
- **Community Trust and Investment Company**
  - Assets under Management $1.0 billion
  - Includes CTB investment portfolio of $453.8 million

Community Trust Bancorp, Inc.

Financial data is as of September 30, 2006

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	37 years	37
Mark A. Gooch	CTB President and CEO	25 years	25
Tracy E. Little	CTIC President and CEO	32 years	3
Kevin J. Stumbo	EVP/Controller	19 years	11
Steven E. Jameson	EVP/Risk Manager	21 years	2
James J. Gartner	EVP/Chief Credit Officer	38 years (17 at OCC)	4
James B. Draughn	EVP/Operations	13 years	13
Michael S. Wasson	EVP/Central Ky Pres.	35 years	6
Richard W. Newsom	EVP/E Ky Pres.	23 years	23
Ricky Sparkman	EVP/S Central Pres.	21 years	12
Larry W. Jones	EVP/Northeast Pres.	38 years	4

Community Trust Bancorp, Inc.

103 Years of Increasing Investment Return

- Initial public offering 1981
- 12 stock splits
- 9 stock dividends
- 26 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 11.5%
- Recognized by Mergent, Inc. as 2005 Dividend Achiever
- Stock selected in 2006 for listing in the new NASDAQ Global Select Market
- One of 50 original stocks selected in 2006 for inclusion in the NASDAQ Dividend Achievers Index

Our Operational Philosophy Supports Our Mission

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Growth Strategies

- Acquisitions
  - 14 Banks
  - 17 Branches
  - Last acquisition in June 2005

- De Nova Branches and Branch Expansion/Relocation
  - 3 De Nova Branches opened in 2005
  - 2 Expansion/Relocations in 2006

- Investment in Trust Subsidiary
  - Increase in Assets Under Management of $168.1 million

- Investment in Full Service Brokerage
  - 9 Full-Time Representatives


It's Back!
HOOPS®
Certificate of Deposit
Stop by your local branch for more information. Visit our website at www.ctbi.com to locate the branch nearest you.
You'll have a ball!
Community Trust® Bank
building communities...built on trust®
Member FDIC
$2,500.00 minimum deposit. HOOPS CD is available through November 14, 2006. Substantial penalty for early withdrawal.

- Volume varies as needs vary:
  - 2002 $146,828,000
  - 2003 $ 92,856,000
  - 2004 $ 136,240,000
  - 2005 $ 195,331,000
  - 2006 $ 197,649,000 at 11/7/06

Community Trust Bancorp, Inc.

Financial Highlights

Performance Summary

	YTD 2006	2005	2004
Earnings Per Share (basic)	$1.96	$2.31	$2.09
Return on Average Assets	1.34%	1.22%	1.22%
Return on Average Equity	14.89%	13.98%	13.48%
Net Interest Margin	4.03%	4.03%	4.05%
Efficiency Ratio	56.41%	56.83%	58.25%
Nonperforming Loans	0.73%	1.02%	1.06%
Net Charge-offs	0.29%	0.37%	0.35%
As a % of Average Assets:			
Noninterest Income	1.17%	1.19%	1.33%
Noninterest Expense	2.70%	2.79%	2.93%

YTD 2006 information annualized as of 9/30/2006

Earnings Per Share



$1.45
$1.83
$1.95
$2.09
$2.31
$2.45
10.4%
2001
2002
2003
2004
2005
2006*
$1.71
$1.96
Sep-05
Sep-06

- 7th consecutive year of increased EPS
- Earnings per share increased 10.5% in 2005
- 10.4% compound growth rate for earnings per share for the past five years
- Mid-year 2006 forecast for EPS is $2.57, an 11% increase from 2005

Community Trust Bancorp, Inc.

*2006 is stated corporate goal

Net Income


(in millions)
$22.3
$27.6
$28.9
$31.0
$34.4
$36.4
9.1%
2001
2002
2003
2004
2005
2006*
$25.5
$29.5
Sep-05
Sep-06

Performance drivers

- Loan and deposit growth
- Increased net interest income
- Stable noninterest income
- Noninterest expense control
- Improved asset quality

Community Trust Bancorp, Inc.

*2006 is stated corporate goal;
Mid-year 2006 forecast for net income is $38.6 million

Revenues


(in millions)
5.7%
$106.9
$117.2
$121.0
$127.1
$136.7
$140.4
$147.9
2001
2002
2003
2004
2005
Sep-06*
2006*
Total Revenue
> 5-Year Compound Growth Rate

- Total revenue increased an average of 6.4% per year for the past five years
  - 2005 revenues increased 7.6%
- YTD 2006 annualized revenues is a 2.7% increase from 2005

*Sep-06 annualized
*2006 is stated corporate goal

Community Trust Bancorp, Inc.

Noninterest Income

and as a % of Total Revenue



(in millions)
$23.8
$27.9
$36.4
$33.9
$33.5
$33.8
$34.9
32%
26%
21%
15%
2001
2002
2003
2004
2005
Sep-06*
2006*
Noninterest Income
% of Total Revenue

- YTD 2006 annualized noninterest income is stable
  - Increases in both deposit and loan fees
  - Mortgage loan activity changes
  - Stable brokerage revenue
  - Increase in trust revenue

*Sep-06 annualized
*2006 is stated corporate goal

Community Trust Bancorp, Inc.

Net Interest Revenue



(in millions)
$83.1
$89.3
$84.6
$93.2
$103.2
$106.6
$113.0
2001
2002
2003
2004
2005
Sep-06*
2006*

- YTD 2006 increase in net interest revenue is 3.3% annualized
  - Interest income increased
  - Interest expense increased

*Sep-06 annualized
*2006 is stated corporate goal

Community Trust Bancorp, Inc.

Net Interest Margin



4.07%
4.06%
4.10%
4.07%
4.01%
4.02%
4.01%
4.03%
4.06%
Sep 05
Dec 05
Mar 06
Jun 06
Sep 06
CTBI
Peer

Pressure on the margin

- 1-year cumulative gap position at 9/30/06 -6.04%
- % of assets repricing
  - Within 30 days 37.76%
- % of liabilities repricing
  - Within 30 days 18.76%
  - Within 90 days 29.99%
  - Within 180 days 42.76%

Community Trust Bancorp, Inc.

Net Noninterest Expense
& as a % of Average Earning Assets


(in millions)
$41.2
$39.4
$34.4
$40.7
$45.1
$46.3
$48.6
1.90%
1.70%
1.50%
2001
2002
2003
2004
2005
Sep-06*
2006*
Net Noninterest Expense
% of Earning Assets

Noninterest Expense
& Efficiency Ratio


(in millions)
$64.9
$67.3
$70.7
$74.6
$78.6
$80.1
$83.4
62%
60%
58%
56%
54%
2001
2002
2003
2004
2005
Sep-06*
2006*
Noninterest Expense
Efficiency Ratio

*Sep-06 annualized
*2006 is stated corporate goal

Community Trust Bancorp, Inc.

Total Assets


(in billions)
$2.50
$2.49
$2.47
$2.71
$2.85
$2.89
$2.92
2001
2002
2003
2004
2005
Sep-06
2006*

- Total assets have increased an annualized 2.0% from 12/31/05 to 9/30/06 to $2.89 billion
  - Loan growth $46.8 million
  - Deposit growth $62.1 million

Community Trust Bancorp, Inc.

*2006 is stated corporate goal

Total Loans

(in billions)


$1.71
$1.63
$1.74
$1.90
$2.11
$2.15
$2.32
2001
2002
2003
2004
2005
Sep-06
2006*

*2006 is stated corporate goal

Loan Portfolio Mix

September 30, 2006


Consumer 19%
Comm R/E 36%
Comm Other 16%
R/E Mortgage 29%

Community Trust Bancorp, Inc.

Total Deposits (including Repurchase Agreements)



(in billions)
$2.21
$2.18
$2.16
$2.23
$2.38
$2.44
$2.46
2001
2002
2003
2004
2005
Sep-06
2006*

*2006 is stated corporate goal

Deposit Mix

September 30, 2006



Repurchase Agreements 7%
Noninterest Bearing 17%
NOW 1%
MMDA 18%
Savings 8%
CDs >$100K 17%
CDs <$100K 27%
Other Time 5%

Net Charge-offs
as a % of average loans


0.65%
0.63%
0.48%
0.35%
0.37%
0.29%
2001
2002
2003
2004
2005
Sep-06*

*Sep-06 annualized

Nonperforming Loans
as a % of total loans


1.97%
1.39%
0.97%
1.06%
1.02%
0.73%
2001
2002
2003
2004
2005
Sep-06

Loan Loss Reserve
as a % of net loans


1.38%
1.42%
1.42%
1.42%
1.40%
1.30%
2001
2002
2003
2004
2005
Sep-06

Community Trust Bancorp, Inc.

Concentrations of Credit

as a % of Total Loans


September 30, 2006
3.5%
3.9%
5.2%
3.0%
6.3%
2.7%
3.9%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Single Family Construction

Community Trust Bancorp, Inc.

Investor Return

Dividends Per Share


$0.61
$0.65
$0.75
$0.87
$0.98
$1.05
12.7%
2001
2002
2003
2004
2005
2006*

- Cash dividends per share increased an average 12.7% annually during the last 5 years
- 2005 cash dividends increased 12.6%
- September 30, 2006 cash dividend yield 2.76%
- Declared a 3.85% increase in the cash dividend effective December 15, 2006

*2006 is stated corporate goal revised for cash dividend increase

Comparison to Russell 2000 Index

of small cap companies



Return to Investors
September 30, 2006
20.67%
9.91%
19.70%
15.48%
19.58%
13.77%
15.39%
9.06%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 1-, 3-, 5-, and 10-year total returns annualized

Community Trust Bancorp, Inc.

Comparison of 5 Year Cumulative Total Return
among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S)
NASDAQ Bank Stocks

- An investment in CTBI stock on December 31, 2000 would have outperformed the NASDAQ composite and the NASDAQ bank stock at December 31, 2005

Community Trust Bancorp, Inc.

2006 Key Strategic Initiatives

2006 Performance Goals

Net Income	$36.4 million
Earnings Per Share	$2.45
Loan Growth	$208 million
Deposit Growth	$83 million
Total Asset Growth	$71 million
Efficiency Ratio	56.44%

2006 Operational Initiatives

Attaining our 2006 corporate goals

- Internal growth of core banking businesses
- Continued expansion of trust and brokerage services
- Expansion through new branches and acquisitions
- Improved management and customer information
- Continued expansion of profitable product lines

2006 Operational Challenges

Major impacts on 2006 corporate goals

- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth

2006 Year-to-Date Scorecard

	YTD 2006	2006 Goals
Net Income	$29.5 million	$36.4 million
EPS	$1.96	$2.45
ROAA	1.34%	1.26%
ROAE	14.89%	13.73%
Loan Growth	$46.8 million	$208 million
Deposit Growth	$62.1 million	$83 million
Total Asset Growth	$43.3 million	$71 million
Efficiency Ratio	56.41%	56.44%
% of Average Assets:		
Noninterest Revenue	1.17%	1.21%
Noninterest Expense	2.70%	2.90%

In Summary—Why CTBI

- History of Solid Investor Returns
  - Consistent growth in dividends
- Positive Financial Trends
  - 7th consecutive year of earnings growth
- Community Banking Strategy
  - Centralized processing with decentralized decision making
- Growth and Good Financial Performance in Slow Growth Markets
- Investment in Faster Growing Markets
- Strong Experienced Management Team

Community Trust Bancorp, Inc.


Community
Trust Bank

*"Building Communities . . .
Built on Trust"*